Exhibit 99.1

Annual Meeting Presentation For the Year Ended December 31, 2016

2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Beneficial Bancorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in Beneficial Bancorp’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; our ability to control costs and expenses; changes in interest rates and capital markets; loan delinquency rates; inflation; customer acceptance of Beneficial Bank products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and our ability to offer competitive products and pricing; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; national, regional and local economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes interim and unaudited financial information that is subject to further review by Beneficial Bancorp’s independent registered public accounting firm.

3 INVESTMENT HIGHLIGHTS Source: U.S. Census Bureau, SNL Financial Stock price as of April 14, 2017 Strong core deposits Diversified loan portfolio History of growing core deposits and commercial loans organically and via .acquisition Effectively managing credit, interest rate, and liquidity risk Oldest and largest Philadelphia-based bank Solid Franchise Country’s 5th most populous city, 7th largest metropolitan area and major center of _economic activity(1) Favorable income and age demographics Significant opportunities to grow market share Dominated by large “out of town” banks Attractive Markets Demonstrated history of stock repurchases Disciplined acquirer Attractive dividend yield Shareholder Focused Stock Price $15.85(2) Current Price to TBV: 143%(2) is trading below peers Compelling Valuation

4 OVERVIEW OF BENEFICIAL BANCORP Founded in 1853 Oldest and largest bank headquartered in Philadelphia #6 deposit market share in Philadelphia for all banks and thrifts Largest locally-headquartered bank or thrift by assets or deposits Based on stock price as of April 14, 2017 Source: SNL Financial Beneficial Bancorp, Inc. Headquarters 1818 Market Street, Philadelphia Beneficial Bank Pennsylvania New Jersey Delaware Philadelphia

5 OUR MARKET – GREATER PHILADELPHIA Excludes Beneficial Bank Source: U.S. Census Bureau, SNL Financial, U.S. Bureau of Labor Statistics Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia MSA Philadelphia is 7th largest metropolitan region in the U.S. 66 colleges and universities in the area Median household income of $66k versus national median of $57k Community banks comprise a large portion of total institutions in Philadelphia Metro area (86 of 100) 77 of 100 Philadelphia banking institutions have less than 10 branch locations Only 10 of 100 Philadelphia banking institutions have more than 50 branch locations Beneficial is large enough to compete with the largest financial institutions Beneficial has enough capital to enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets

BENEFICIAL TODAY – COMPETITIVE ADVANTAGE Source: SNL Financial (Philadelphia Market) 6 ($ in thousands)

STRATEGIC PRIORITIES 7 Continued focus on growing commercial loan portfolio Improving balance sheet mix Disciplined in the pricing of loan and deposit products Stay focused on operating efficiency and cost structure Improve Profitability Maintain low levels of non-performing assets Maintain strong reserves Employ prudent underwriting standards for new originations Asset Quality Maintain strong capital levels to allow strategic flexibility Invest in profitable businesses Share repurchases Dividends Execute acquisitions with strategic and financial fit Capital Management Invest in and leverage IT platform to improve efficiency, control, and scalability Continued focus on risk management and compliance functions Optimizing mobile banking Enhancing online capabilities with completion of website and cash management solutions Operations / Technology Educate our customers to do the right thing financially Continue marketing campaign and brand refresh on Beneficial as “TRUE TO OUR NAME. SINCE 1853.” Highlight Beneficial’s commitment to financial education Focus on communicating our core mission to provide customers with the tools, knowledge .and guidance to help them make wise financial decisions Brand

Common Stock Repurchases First 10% stock repurchase program completed in May 2016 of which Beneficial repurchased 8.292 million shares Second 10% stock repurchase program adopted and announced in July 2016 for up to 7.77 million shares Dividends Declared first-ever dividend of 6 cents per share in July 2016, and another 6 cent dividend in both October 2016 and January 2017 Will continue to evaluate future quarterly dividends based on financial performance Acquisitions Will focus on in-market and contiguous market opportunities Maintain discipline on financial hurdles including earnings accretion, tangible book value dilution, earn-back period and internal rate of return Completed the acquisition of Conestoga Bank on April 14, 2016 and have successfully integrated the business CAPITAL MANAGEMENT 8

2016 HIGHLIGHTS Net interest margin increased to 3.00% for the year ended December 31, 2016, compared to 2.80% for 2015. Margin has benefited from organic loan growth, the impact of the Conestoga Bank acquisition, and continued improvement in the mix of our balance sheet. For the year ended December 31, 2016, net interest income increased $26.7 million, or 21.5%, to $150.9 million compared to $124.2 million for the same period in 2015, primarily due to the Conestoga Bank acquisition and organic loan growth. For the year ended December 31, 2016, our loan portfolio increased $1.1 billion, or 36.3%, due primarily to the acquisition of Conestoga Bank loans of $518.3 million (17.6% growth), net organic growth of $433.3 million (14.7% growth), and the purchase of $117.5 million of commercial real estate loans (4.0% growth). Asset quality metrics continued to remain strong with non-performing assets, excluding government-guaranteed student loans, to total assets of 0.22% as of December 31, 2016 compared to 0.33% at December 31, 2015. Net charge-offs for the quarter and year ended December 31, 2016 totaled $1.7 million, or 17 basis points of average loans, and $2.7 million, or 8 basis points of average loans. Remained focused on deploying our capital from the second step conversion with the tangible capital to tangible assets ratio declining to 15.1% at December 31, 2016 from 21.0% as of December 31, 2015, primarily due to the Conestoga Bank acquisition, share repurchases, and cash dividends. Tangible book value per share totaled $11.11 at December 31, 2016. 9

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